UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 11, 2012

CAPITAL BANK FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-1479750	27-1454759
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

121 Alhambra Plaza, Suite 1601

Coral Gables, Florida 33134

(Address of principal executive offices)

 (305) 670-0200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03              Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

                On October 11, 2012, and in connection with the acquisition by Capital Bank Financial Corp. (the “Company”) of Southern Community Financial Corporation (“Southern Community”), the Company entered into supplemental indentures (the “Supplemental Indentures”) in respect of the following debentures issued by Southern Community:

•         7.95% Deferrable Interest Junior Subordinated Debentures due 2033 (the “2033 Debentures”); and

•         Floating Rate Junior Subordinated Debt Securities due 2037.

                Pursuant to the Supplemental Indentures, the Company assumed all of the outstanding obligations of Southern Community with respect to the payment of principal and interest on the securities issued pursuant to the relevant indentures, and with respect to the guarantee obligations of Southern Community with respect to certain guarantees related to the associated outstanding trust preferred securities.  The 7.95% Cumulative Trust Preferred Securities related to the 2033 Debentures continue to be listed on the NASDAQ Global Select Market under their existing ticker symbol, “SCMFO.”

                Concurrently with the execution of the Supplemental Indentures, the Company deposited with the trustee for each series of trust preferred securities sufficient funds to end the applicable interest deferral periods, and to pay the next scheduled interest payment on each such series.

                The information set forth under Item 2.03 of the Current Report on Form 8-K filed by the Company on October 5, 2012 is incorporated herein by reference.

Item 3.03              Material Modifications to Rights of Security Holders.

The information set forth under Item 2.03 is incorporated herein by reference.

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 17, 2012, the Company’s board of directors expanded the size of the board and appointed Charles F. Atkins to the board.

Mr. Atkins was appointed to the board pursuant to the investment agreement under which the Company acquired a controlling interest in Capital Bank Corporation, which has subsequently merged with and into the Company.

Mr. Atkins has been appointed to serve on the audit committee of the Company's board of directors.

Signatures

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL BANK FINANCIAL CORP.
Date: October 17, 2012	By:	/s/ Christopher G. Marshall
Christopher G. Marshall
Chief Financial Officer